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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 AUGUST 21, 2003


                               RIVIANA FOODS INC.
             (Exact name of Registrant as specified in its charter)



         DELAWARE                   0-25294                     76-0177572
(State of Incorporation)        (Commission File             (I.R.S. Employer
                                     Number)              Identification Number)


   2777 ALLEN PARKWAY
     HOUSTON, TEXAS                                             77019-2141
 (Address of principal                                          (Zip Code)
   executive offices)


                                 (713) 529-3251
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits

            99.1        Riviana Foods Inc. Press Release dated August 21, 2003

ITEM 9. REGULATION FD DISCLOSURE and ITEM 12 RESULTS OF OPERATIONS AND FINANCIAL CONDITION


         Riviana Foods Inc. ("Riviana") is furnishing the information in this section under "Item 9. Regulation FD Disclosure" and "Item 12. Results of Operations and Financial Condition" of this Current Report in accordance with SEC Release No. 33-8216.

         On August 21, 2003, Riviana issued the press release attached hereto as
Exhibit 99.1 and incorporated by reference herein. This press release announced Riviana's operating results for fiscal year 2003 and the fourth quarter ended June 29, 2003. It also reported on the election of a new director of Riviana and an increase in Riviana's quarterly cash dividend.

         The information in this section shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         RIVIANA FOODS INC.


Dated: August 21, 2003                   By: /S/ E. Wayne Ray, Jr.
                                            ------------------------------------
                                            E. Wayne Ray, Jr.
                                            Vice President, Chief Financial
                                            Officer and Chief Accounting Officer

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Exhibit Index


Exhibit           Description of Exhibit
-------           ----------------------

99.1              Riviana Foods Inc. press release dated August 21, 2003